Land, Property, Plant and Equipment	12 Months Ended
Dec. 31, 2015
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment Disclosure [Text Block]
(5)	Land, Property, Plant and Equipment

Land, property, plant and equipment consist of the following:

	December 31,
	2014	2015
	RMB	RMB	US$
Land	—	20,788	3,209
Buildings	4,142,482	3,829,922	591,238
Machinery and equipment	15,038,493	14,564,201	2,248,325
Furniture and fixtures	146,604	106,325	16,414
Motor vehicles	100,717	94,725	14,623
Construction in progress	285,840	419,854	64,814
Total land, property, plant and equipment	19,714,136	19,035,815	2,938,623
Less: Accumulated depreciation	(5,127,821)	(6,070,955)	(937,194)
Less: Impairment	(2,475,521)	(6,118,378)	(944,515)
Total land, property, plant and equipment, net	12,110,794	6,846,482	1,056,915

No impairment for property, plant and equipment was recognized in 2013 and 2014. Due to the significant decrease in shipment, gross profit margins and lower-than-expected utilization of production facilities, the Company determined a two-step impairment analysis was required in the middle of 2015. In step one impairment analysis, the estimated future undiscounted net cash flows expected to be generated by the assets over their remaining estimated useful lives were based on certain assumptions, such as forecasts of future operating results, gross margin and expected future growth rates. The estimated undiscounted future cash flows generated by the equipment used to produce solar products were less than their carrying value, which required the step two impairment test. In the step two impairment analysis, the Company estimated the fair value based on discounted cash flow analysis using market participants’ assumptions, such as forecasts of future operating results, discount rates commensurate with the risk involved, and expected future growth rates. The carrying value of the equipment was reduced to fair value based on the discounted cash flow analysis. As a result, an impairment loss of RMB 3,804,116 (US$ 587,254) related to buildings, machinery and equipment and shared assets in all solar production lines (including production lines of ingot, wafer, cell and module), was provided for the year ended December 31, 2015.

Depreciation expense on property, plant and equipment was allocated to the following expense items:

	Year ended December 31,
	2013	2014	2015
	RMB	RMB	RMB	US$

Cost of revenues	1,192,906	1,292,586	1,086,392	167,710
Selling expenses	1,813	16,475	7,530	1,162
General and administrative expenses	60,029	48,963	60,268	9,304
Research and development expenses	24,573	30,260	20,515	3,167
Total depreciation expense	1,279,321	1,388,284	1,174,705	181,343

For year ended December 31,2015, due to the impairment loss of RMB3,804,116 (US$ 587,254) was recorded during the middle of the year, total depreciation expenses for the year decreased by approximately RMB242.7 million (US$ 37.5 million).

The Company capitalized interest costs as a component of the cost of construction in progress as follows:

	Year ended December 31,
	2013	2014	2015
	RMB	RMB	RMB	US$

Interest cost capitalized	53,998	8,624	37,452	5,782
Interest cost charged against income	971,597	1,015,871	977,176	150,850
Total interest cost incurred	1,025,595	1,024,495	1,014,628	156,632

As of December 31, 2014 and 2015, the Company had pledged property, plant and equipment with a total carrying amount of RMB 10,213,355 and RMB 4,001,055 (US$  617,656), respectively, to secure bank borrowings.

In December 2014, Yingli China sold certain machinery and equipment with carrying amount of RMB 405,282 to a third party for cash consideration of RMB 400,000, and simultaneously entered into a three-month contract to lease back the assets. The remaining useful lives of leased machinery and equipment were approximately 7 years. Pursuant to the terms of the contract, Yingli China is required to pay to the third party total lease payments over three months of RMB 403,191 (US$62,242), including both the principle and interest to be paid). Due to the substance of this transaction was short term financing, the leased machinery and equipment were not derecognized and the financial obligation under this transaction was recorded as short-term borrowing.

In February 2015, right after Yingli China repaid total instalment of RMB 400,000 as scheduled in the agreement, Yingli China entered into another contract to sell the same group of machinery and equipment for cash consideration of RMB 300,000 and simultaneously entered into a one-month contract to lease back the assets. In March 2015, the Company failed to repay the RMB 300,000 and paid an additional penalty charge of RMB 1,750. In April 2015, Yingli China fully repaid the RMB 300,000 and again signed a similar contract to sell the same group of machinery and equipment for cash consideration of RMB 250,000 and simultaneously entered into a two-month contract to lease back the assets. Yingli China failed to repay RMB 250,000 due in June 2015. From June 2015 to November 2015, total interests and penalty charges paid by Yingli China due to failure to repay the instalment was RMB 28,000. In December 2015, Yingli China, together with the leasing company and Hainan Yingli, entered into a contract, in which Hainan Yingli would repay the totaling RMB250,000 on behalf of Yingli China before April 2016, and Yingli China would offset its receivables due from Hainan Yingli with the same amount. Hainan Yingli paid RMB 75,000 instantly as the contract was signed. As of December 31, 2015, total balance of the borrowing was RMB 175,000 (US$ 27,015). Hainan Yingli failed to repay RMB 175,000 in April 2016, the Company is in negation with the third party about the updated repayment schedule.